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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 26, 1999




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)




        Delaware                     1-9566                     95-4087449
------------------------      ---------------------          -------------------
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                             Identification No.)

401 Wilshire Boulevard, Santa Monica, California,                90401-1490
-------------------------------------------------                ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code            (310) 319-6000
                                                              -----------------



Total number of pages is 4.
Index to Exhibit is on Page 3.


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Item 5.  Other Events.

         On February 26, 1999, the registrant, FirstFed Financial Corp., issued a press release. A copy of the relevant portion of this press release is attached and incorporated herein as an Exhibit.

Item 7.  Financial Statements and Exhibits

         a)       Financial Statements of businesses acquired.

                  Not applicable.

         b)       Pro forma financial information.

                  Not applicable.

         c)       Exhibits

                  Press Release dated February 26, 1999.



                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FIRSTFED FINANCIAL CORP.




Dated:  February 26, 1999               By:  /s/ BABETTE E. HEIMBUCH
                                             -----------------------------------
                                             Babette E. Heimbuch
                                             President and
                                             Chief Executive Officer

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                                INDEX TO EXHIBITS

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Press Release dated February 26, 1999.                                       4
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